UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 10, 2024

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On September 10, 2024, Telisa Toliver was elected to the Board of Directors of the Company, effective September 10, 2024, with her term expiring at the 2025 annual meeting of shareholders on February 5, 2025. Ms. Toliver will participate in all applicable compensation and benefit plans offered by the Company to our directors. In connection with her election, on October 1, 2024, Ms. Toliver will receive 1,000 share units which will vest and be distributed to her upon her separation from service from the Board of Directors.

A copy of a news release issued on September 16, 2024, announcing Ms. Toliver’s election to the Board of Directors is filed herewith as Exhibit 99.1.

On September 10, 2024, Edward Geiser was elected to the Board of Directors of the Company, effective September 10, 2024, with his term expiring at the 2025 annual meeting of shareholders on February 5, 2025. Mr. Geiser will participate in all applicable compensation and benefit plans offered by the Company to our directors. In connection with his election, on October 1, 2024, Mr. Geiser will receive 1,000 share units which will vest and be distributed to him upon his separation from service from the Board of Directors.

A copy of a news release issued on September 16, 2024, announcing Mr. Geiser’s election to the Board of Directors is filed herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	News Release issued by Atmos Energy Corporation dated September 16, 2024

99.2	News Release issued by Atmos Energy Corporation dated September 16, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: September 16, 2024	By:	/s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel and Corporate Secretary